ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

NGFC EQUITIES, INC.

Document Number P13000081579

The undersigned, being the Chief Executive Officer and Director of NGFC Equities, Inc., a Florida corporation, hereby certifies that the following Amendments to the Corporation’s Articles of Incorporation have been adopted by the shareholders and the Board of Directors of the Corporation via unanimous written action without a meeting on February 17, 2017 with each director of the Company waiving notice of the meeting.

ARTICLE

Corporate Name

The name of this corporation is: AMERICAN RESOURCES CORPORATION (the “Corporation”).

The amendment was adopted by the shareholders and approved by the Board of Directors.  The number of votes cast for the amendment was sufficient for approval.

In all other respects, the Articles of Incorporation shall remain as they were prior to this Amendment being adopted.

Date:

February 17, 2017

NGFC EQUITIES, INC.

/s/: Mark C. Jensen

Mark C. Jensen,

Chief Executive Officer, Director